UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 20, 2010
GOLFROUNDS.COM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10093	59-1224913

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

111 Village Parkway, Building #2, Marietta, Georgia	30067

(Address of Principal Executive Offices)	(Zip Code)
(770) 951-0984

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events.
     On September 20, 2010, GolfRounds.com, Inc. issued a press release announcing that its board of directors declared a special cash dividend of $0.50 per share of common stock issued and outstanding, representing approximately $1.8 million in the aggregate, to be paid on October 21, 2010 to shareholders of record as of September 30, 2010.
     A copy of the press release announcing the special dividend is attached hereto as Exhibit 99.1 and incorporated herein by this reference.
Item 9.01. Financial Statement and Exhibits.
     (d) Exhibits:

Exhibit	Description

99.1	Press Release.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2010	GOLFROUNDS.COM, INC.
	By:	/s/ Robert H. Donehew
Robert H. Donehew
President

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release.

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